Exhibit 99.2

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the Company and all of the public filings of the Company with the Securities and Exchange Commission. Any offers to sell or solicitations of the Company shall be made by means of a prospectus.

Supplemental Operating and Financial Data
for the Quarter ended June 30, 2004

Second Quarter 2004

Trizec Properties, Inc., a real estate investment trust (REIT) headquartered in Chicago, is one of North America’s largest owners and operators of commercial office properties. The Company has ownership interests in and manages a high-quality portfolio of 62 office properties totaling approximately 42 million square feet concentrated in the metropolitan areas of seven major U.S. cities. The Company trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s web site at www.trz.com.

     Table of Contents

Page
Investor Information	1
Financial Highlights	2
Segmented Financial Information	3
Consolidated Balance Sheet Information	4
Same-Property Performance	5
Unconsolidated Real Estate Joint Venture Information	6-7
Office Portfolio Analysis	8-13
Property Listing	14-15
Mortgage Debt and Other Loans	16-17
Discontinued Operations	18
2004 Acquisition/Disposition Summary	19
Appendix:
A) Straight Line Adjustment Summary	20
B) Financial Information	21

This report contains forward-looking statements relating to our business and financial outlook, which are based on our current expectations, estimates, forecasts and projections. These statements are not guarantees of future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from those expressed in these forward-looking statements. You should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update any such statement to reflect new information, the occurrence of future events or circumstances or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Such factors include those risks and uncertainties discussed from time to time in our filings with the SEC, including, without limitation, the Risk Factors section in our Form 10-K for the year ended December 31, 2003.

Investor Information

Second Quarter 2004

Corporate Office:
Trizec Properties, Inc.	Tel:	(312) 798-6000
233 South Wacker Drive, Suite 4600	Fax:	(312) 798-6270
Chicago, IL 60606	Toll Free:	(800) 891-7017

	Web site:	www.trz.com
	E-mail:	investor.relations@trz.com

Selected Corporate Officers:
Peter Munk	Chairman
Tim Callahan	President and Chief Executive Officer
Mike Colleran	Chief Financial Officer
Bill Tresham	Chief Operating Officer
Casey Wold	Chief Investment Officer

Research Coverage:
Goldman Sachs	Carey Callaghan	(212) 902-4351
Green Street Advisors	Jim Sullivan	(949) 640-8780
Lehman Brothers	David Shulman / Alexander Goldfarb	(212) 526-3413/5232
Merrill Lynch	Steve Sakwa	(212) 449-0335
Morgan Stanley Dean Witter	Greg Whyte	(212) 761-6331
Wachovia Securities	Christopher Haley / Greg Korondi	(443) 263-6773/6579
Canaccord Capital	Shant Poladian	(416) 869-6595
CIBC World Markets	Rossa O’Reilly / Nelson Mah	(416) 594-7296/8179
Griffiths McBurney	Anoop Prihar	(416) 943-6127
National Bank Financial	Michael Smith / Jimmy Shan	(416) 869-8022/8025
Raymond James	Harry Rannala / Gail Mifsud	(416) 777-7042/7084
RBC Capital Markets	Neil Downey	(416) 842-7835
TD Newcrest	Sam Damiani / Brad Cutsey	(416) 983-9640/4767

Stock Exchange Listing:	NYSE

Trading Symbol:	TRZ

Index Listings:	Morgan Stanley REIT Index
Wilshire REIT Index
Russell 1000 Index

Dividend per share:

	Amount	Declared	Record	Paid
Q1-04:	$0.20	10-Mar	31-Mar	15-Apr
Q2-04:	$0.20	14-Jun	30-Jun	15-Jul

Shares outstanding (June 30, 2004) :	151,755,770

Total Market Cap ($ mil.):	$4,870

Share Activity (NYSE):
Source: Bloomberg

					12 Months
					Ended
	Q3-03	Q4-03	Q1-04	Q2-04	6/30/2004
Share Prices:
High	12.50	15.97	17.15	17.38	17.38
Low	11.04	12.25	14.98	13.50	11.04
Close	12.26	15.40	17.15	16.26	16.26

Avg. Daily Vol. (000’s):	211	260	218	238	232

Investor Relations:	Dennis C. Fabro	Trustee:	Mellon Investor Services LLC
	Senior Vice President, Investor Relations		85 Challenger Road
	233 South Wacker Drive, Suite 4600		Ridgefield Park, NJ 07660
	Chicago, IL 60606		Toll Free: (800) 852-0037
	Tel: (312) 798-6290 Fax: (312) 798-6270		e-mail: shrrelations@melloninvestor.com
E-mail: dennis.fabro@trz.com

Financial Highlights

($000’s, except per share amounts)

		Three Months Ended			Six Months Ended
		30-Jun-04	30-Jun-03	% Change	30-Jun-04	30-Jun-03	% Change
Total Consolidated Property Revenues		$186,053	$189,491	-2%	$373,889	$381,670	-2%
Operating Expenses		60,005	63,921	-6%	122,505	127,541	-4%
Property Taxes		21,018	22,339	-6%	42,289	44,952	-6%

Property Expenses		81,023	86,260	-6%	$164,794	$172,493	-4%

Consolidated Property Revenues Less Property Expenses		105,030	103,231	2%	$209,095	$209,177	0%
Property Revenues Less Property Expenses from Unconsolidated Joint Ventures (Pro rata)		13,623	12,593	8%	27,537	29,043	-5%
Property Revenues Less Property Expenses from Discontinued Operations		6,701	14,803	-55%	20,522	37,547	-45%

Total Property Revenues Less Property Expenses		$125,354	$130,627	-4%	$257,154	$275,767	-7%

Net (Loss) Income Available to Common Stockholders		$(138,162)	$10,710	NA	$(54,859)	$68,749	NA

Net (Loss) Income Available To Common Stockholders per Weighted Average Common Share Outstanding	Basic	$(0.91)	$0.07	NA	$(0.36)	$0.46	NA

	Diluted	$(0.91)	$0.07	NA	$(0.36)	$0.46	NA

Funds from Operations Available to Common Stockholders (FFO)[1,2]		$(80,130)	$60,776	NA	$2,599	$149,192	-98%

FFO per share	Basic	$(0.53)	$0.41	NA	$0.02	$1.00	-98%

	Diluted	$(0.53)	$0.40	NA	$0.02	$0.99	-98%

Weighted Average Common Shares Outstanding:
Basic		151,609,430	149,785,046		151,366,972	149,785,046

Diluted — Net Income		151,609,430	150,289,382		151,366,972	149,979,535

Diluted — FFO		151,609,430	150,289,382		152,791,889	149,979,535

(1)	FFO is a non-GAAP financial measure. See Appendix B for a reconciliation of FFO and FFO per share to net (loss) income available to common stockholders and net (loss) income available to common stockholders per share, the most directly comparable GAAP measures.

(2)	Effective fourth quarter 2003, the Company adopted the NAREIT definition of FFO and has revised its historical calculation of FFO in accordance with NAREIT’s definition.

Segmented Financial Information

($000’s)	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

Three Months Ended

								Secondary	Total	Corporate
	Atlanta	Chicago	Dallas	Houston	Los Angeles	New York	Washington, D.C.	Markets	Office	& Other	Total
June 30, 2004
Property revenues	$22,093	18,100	21,391	28,984	13,924	49,520	28,410	34,914	217,336	5,398	$222,734
Property expenses	(8,732)	(7,713)	(11,766)	(13,094)	(6,499)	(19,888)	(10,249)	(18,085)	(96,026)	(1,354)	(97,380)

Property revenues less property expenses	$13,361	10,387	9,625	15,890	7,425	29,632	18,161	16,829	121,310	4,044	$125,354

June 30, 2003
Property revenues	$21,988	17,394	22,110	31,224	16,165	49,261	27,493	43,874	229,509	24,147	$253,656
Property expenses	(9,812)	(8,078)	(12,317)	(13,568)	(7,076)	(20,388)	(10,971)	(22,762)	(104,972)	(18,057)	(123,029)

Property revenues less property expenses	$12,176	9,316	9,793	17,656	9,089	28,873	16,522	21,112	124,537	6,090	$130,627

Six Months Ended

June 30, 2004
Property revenues	$43,988	36,356	43,276	58,002	27,923	99,736	57,248	69,739	436,268	23,872	$460,140
Property expenses	(17,356)	(16,655)	(22,693)	(26,530)	(12,731)	(41,415)	(21,234)	(36,654)	(195,268)	(7,718)	(202,986)

Property revenues less property expenses	$26,632	19,701	20,583	31,472	15,192	58,321	36,014	33,085	241,000	16,154	$257,154

June 30, 2003
Property revenues	$43,800	35,021	44,860	61,941	32,185	100,281	58,578	93,387	470,053	48,966	$519,019
Property expenses	(18,658)	(16,413)	(25,225)	(27,421)	(14,010)	(40,958)	(22,420)	(47,036)	(212,141)	(31,111)	(243,252)

Property revenues less property expenses	$25,142	18,608	19,635	34,520	18,175	59,323	36,158	46,351	257,912	17,855	$275,767

Consolidated Balance Sheet Information

Second Quarter 2004

Real Estate

($000’s — As of June 30, 2004)

	Properties Held	Properties Held
	for the Long Term	for Disposition	Total
Rental properties	$4,106,807	$264,278	$4,371,085
Properties held for development	24,430	780	25,210
Accumulated depreciation	(615,429)	(46,812)	(662,241)

Real Estate, net	$3,515,808	$218,246	$3,734,054

Rental Properties	Net Book Value
Held for the long term	$3,491,378
Held for the disposition[1]	217,466

Total Rental Properties	$3,708,844

Properties Held for Development	Net Book Value
Buckhead Land	$12,796
Other	12,414

Total Properties Held for Development	$25,210

(1)	Properties included in the “held for disposition” category are listed on page 18 in the table “Properties Designated as Discontinued Operations in 2004”, excluding properties already disposed.

Other Assets and Investments

($000’s — As of June 30, 2004)

Cash and cash equivalents	$172,687
Escrows and restricted cash	149,348
Investment in unconsolidated real estate joint ventures	100,609
Office tenant receivables, net	6,592
Other receivables, net	22,207
Deferred rent receivables, net	143,098
Deferred charges, net	116,103
Prepaid expenses and other assets	105,665

Total Other Assets and Investments	$816,309

Other Liabilities

($000’s — As of June 30, 2004)

Trade, construction and tenant improvements payables	$16,870
Accrued interest expense	9,864
Accrued operating expenses and property taxes	78,769
Other accrued liabilities	100,172
Dividends payable	32,402
Taxes payable	43,090

Total Other Liabilities	$281,167

Same-Property Performance

Second Quarter 2004

Same-Property Revenues Less Expenses1

($000’s)

	Three Months Ended				Six Months Ended
	30-Jun				30-Jun
			Change				Change
	2004	2003	$	%	2004	2003	$	%
Including impact of straight-line rent
Property revenues excl. termination fees	$212,181	$212,593	$(412)	-0.2%	$424,637	427,584	(2,947)	-0.7%
Property expenses	(94,171)	(96,332)	2,161	-2.2%	(190,436)	(193,643)	3,207	-1.7%

Property revenues excl. termination fees less property expenses	$118,010	$116,261	$1,749	1.5%	$234,201	233,941	260	0.1%

Excluding impact of straight-line rent
Property revenues excl. termination fees and impact of straight-line rent	$205,641	$205,683	$(42)	0.0%	$410,928	412,475	(1,547)	-0.4%
Property expenses	(93,485)	(94,476)	991	-1.0%	(188,961)	(189,966)	1,005	-0.5%

Property revenues excl. termination fees and impact of straight-line rent less property expenses	$112,156	$111,207	$949	0.9%	$221,967	222,509	(542)	-0.2%

Same-Property Occupancy1

	30-Jun
	2004	2003	Change
Period End	87.1%	86.8%	0.3%
Average — Quarter	86.7%	87.0%	-0.3%
Average — YTD	86.7%	87.7%	-1.0%

No. of properties represented: 62

(1)	Including Trizec’s pro rata share of unconsolidated real estate joint ventures and properties held for disposition. Only includes those properties which were owned during the six months ended June 30, 2004 and June 30, 2003.

Unconsolidated Real Estate Joint Venture Financial Information

Second Quarter 2004

Unconsolidated Real Estate Joint Venture Assets

(As of June 30, 2004)

Property	Location	Ownership	Occupancy(1)	Total Area	Owned Area
1. The Grace Building	New York, NY	50%	98.1%	1,518,000	758,000
2. 1411 Broadway	New York, NY	50%	98.8%	1,151,000	574,000
3. 1460 Broadway	New York, NY	50%	100.0%	215,000	107,000
4. Bank One Center	Dallas, TX	50%	80.8%	1,531,000	765,000
5. Plaza of the Americas	Dallas, TX	50%	81.6%	1,176,000	588,000
6. Kellogg Brown & Root Tower	Houston, TX	50%	88.1%	1,048,000	524,000
7. Marina Towers	Los Angeles, CA	50%	74.0%	381,000	191,000
8. Waterview Land	Arlington, VA	25%	na	na	na

			88.9%	7,020,000	3,507,000

(1)	Occupancy as shown is weighted on owned area.

Statement of Operations

($000’s)

	Three Months Ended June 30, 2004		Six Months Ended June 30, 2004
	100%	TRZ(2)	100%	TRZ(2)
Property Revenues	$46,971	$23,342	$94,745	$47,312
Expenses
Property Expenses	19,146	9,719	38,808	19,775
Depreciation and Amortization	4,796	3,314	10,531	6,881

Total Expenses	23,942	13,033	49,339	26,656

Interest Expense	(8,499)	(4,236)	(16,733)	(8,384)
Interest and Other Income	309	157	389	197
Loss on early debt retirement	(10,150)	(4,904)	(10,150)	(4,904)
Gain on disposition of real estate	1,080	704	1,080	704

Net Income	$5,769	$2,030	$19,992	$8,269

Property Revenues Less Property Expenses	$27,825	$13,623	$55,937	$27,537

(2)	Represents Trizec’s pro rata share of unconsolidated real estate joint ventures.

Unconsolidated Real Estate Joint Venture Financial Information

Second Quarter 2004

Balance Sheets

($000’s — As of June 30, 2004)

	100%	TRZ[1]
Assets
Real estate
Rental properties	$668,561	$469,399
Properties held for development	46,484	11,301
Accumulated depreciation	(194,066)	(69,874)

Real estate, net	520,979	410,826
Other assets
Cash & restricted cash	109,110	54,413
Deferred rent receivables, net	53,647	23,513
Deferred charges, net	37,210	23,304
Other	11,152	6,907

Total Assets	$732,098	$518,963

Liabilities
Mortgage debt	$870,831	$430,290
Other liabilities
Accrued operating expenses and property taxes	13,103	6,508
Trade, construction and TI payables	4,525	2,301
Other accrued liabilities	9,904	5,052
Other
Partners’ equity	(166,265)	100,609
Distributions in excess of investment in unconsolidated joint venture	0	(25,797)

Total Liabilities and Equity	$732,098	$518,963

(1)	Represents Trizec’s pro rata share of unconsolidated real estate joint ventures

Properties Held for Development

		100%	TRZ[1]
Waterview	Arlington, VA	$46,484	$11,301

Mortgage and Other Debt Maturities

($000’s — As of June 30, 2004)

		Weighted
	Amount	Average Rate
2004	$64,793	5.43%
2005	17,224	3.65%
2006	270	7.92%
2007	17,620	7.51%
2008	7,651	5.53%
Beyond	322,732	5.48%

Total	$430,290	5.49%

Office Portfolio Analysis

Second Quarter 2004	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

(As of June 30, 2004)

		Geographic Distribution				Occupancy[1]		Gross Rent
	No. of	Total Area		Owned Area		Period	Qtr
	Properties	000's sq. ft.	%	000's sq. ft.	%	End	Average	In-Place[2]	Market[3]
Core Markets
Atlanta	7	4,616	11%	4,616	12%	87.1%	86.2%	$20.40	$17.80
Chicago	4	2,434	6%	2,434	6%	95.1%	95.7%	28.00	27.70
Dallas	5	5,992	14%	4,638	12%	83.7%	82.5%	19.30	17.00
Houston	6	6,568	16%	6,044	16%	83.8%	83.5%	19.40	18.80
Los Angeles Area	4	2,452	6%	2,262	6%	83.3%	82.9%	26.60	27.80
New York Area	7	7,913	19%	6,462	17%	96.5%	96.5%	31.00	36.80
Washington D.C. Area	18	4,436	10%	4,436	12%	90.2%	90.4%	26.20	24.30

Total Core Markets	51	34,411	82%	30,892	81%	88.7%	88.4%	$24.40	$24.30

Secondary Markets
Charlotte	2	1,368	3%	1,368	3%	93.8%	93.8%	$19.00	$20.60
Pittsburgh	1	1,468	4%	1,468	4%	81.7%	80.4%	18.30	17.10
St. Louis	1	1,041	2%	1,041	3%	85.5%	85.9%	21.40	18.80
Other	7	3,577	9%	3,577	9%	73.4%	72.7%	17.20	16.10

Total Secondary Markets	11	7,454	18%	7,454	19%	80.4%	79.9%	$18.50	$17.50

Total Office Properties	62	41,865	100%	38,346	100%	87.1%	86.7%	$23.40	$23.00

(1)	Occupancy weighted on owned area.

(2)	Based on Trizec’s owned / occupied area. Represents average current in-place base rents, including expense reimbursements. Excludes straight-line rent.

(3)	Based on Trizec’s owned area. Reflects management’s estimate of current market rent for similar quality space.

Office Portfolio Analysis

Second Quarter 2004	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

Office Portfolio Leasing Activity

	3-Months Ended		6-Months Ended
	30-Jun-04		30-Jun-04
	Owned Area	Total Area	Owned Area	Total Area
New Leases	814,607	913,007	1,564,264	1,704,061
Renewals	502,527	519,677	1,656,391	1,719,450
Expiries	(976,471)	(1,022,023)	(3,108,805)	(3,241,996)

Net	340,663	410,661	111,850	181,515

Weighted-Avg. Term on new/renewal leasing (Yrs.)	6.3	6.1	6.9	6.7

Avg. Rental Rate on new/renewal leasing[1]	$18.75	$18.89	$19.55	$19.92
Avg. Rental Rate on expiring leases[1]	21.34	21.70	21.45	21.96

Rental Rate Change on leasing[1]	$(2.59)	$(2.81)	$(1.90)	$(2.04)

	-12.1%	-12.9%	-8.9%	-9.3%

(1)	Per square foot, excludes straight-line rent.

	3-Months Ended			6-Months Ended
	30-Jun-04			30-Jun-04
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Capital Expenditures:
Recurring	$1,991	$438	$2,429	$2,994	$621	$3,615
Non-Recurring	949	58	1,007	1,456	223	1,679

Total	$2,940	$496	$3,436	$4,450	$844	$5,294

Capital Expenditures Per Sq. Ft. Owned:
Recurring	$0.06	$0.12	$0.06	$0.09	$0.18	$0.09
Non-Recurring	0.03	0.02	0.03	0.04	0.06	0.04

Total	$0.09	$0.14	$0.09	$0.13	$0.24	$0.13

Tenant Installation Costs[2]:
Non-incremental revenue generating	$18,710	$699	$19,409	$39,566	$1,315	$40,881
Incremental revenue generating - Space vacant > 12 months	3,879	264	4,143	17,527	461	17,988

Total	$22,589	$963	$23,552	$57,093	$1,776	$58,869

Tenant Installation Costs Per Sq. Ft. Leased:
Non-incremental revenue generating	$18.84	$9.32	$18.17	$16.20	$9.01	$15.80
Incremental revenue generating	17.88	8.52	16.71	29.96	9.59	28.42

Total	$18.67	$9.08	$17.90	$18.86	$9.15	$18.28

(2)	Based on owned area and office leasing activity at Trizec’s share.

Office Portfolio Analysis

Second Quarter 2004	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

Scheduled Annual Expirations1,2

(As of June 30, 2004)

		2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Core Markets
Atlanta	sq. ft. 000's	281	574	652	594	487	275	225	555	216	33
	% of owned area	6.1%	12.4%	14.1%	12.9%	10.6%	6.0%	4.9%	12.0%	4.7%	0.7%
	Rate per sq. ft.	$20.57	$19.61	$21.64	$21.32	$20.34	$20.37	$19.55	$26.42	$32.83	$26.26
Chicago	sq. ft. 000's	96	219	343	194	159	51	324	477	122	45
	% of owned area	3.9%	9.0%	14.1%	8.0%	6.5%	2.1%	13.3%	19.6%	5.0%	1.8%
	Rate per sq. ft.	26.46	29.12	22.29	26.22	24.61	26.41	34.13	33.91	32.71	33.19
Dallas	sq. ft. 000's	123	448	270	851	268	282	370	176	161	603
	% of owned area	2.7%	9.7%	5.8%	18.3%	5.8%	6.1%	8.0%	3.8%	3.5%	13.0%
	Rate per sq. ft.	16.85	20.48	19.64	19.33	21.49	21.80	23.06	18.89	20.16	19.87
Houston	sq. ft. 000's	502	276	321	471	806	208	890	418	434	132
	% of owned area	8.3%	4.6%	5.3%	7.8%	13.3%	3.4%	14.7%	6.9%	7.2%	2.2%
	Rate per sq. ft.	17.21	20.81	20.32	22.83	21.61	21.98	18.80	22.57	25.50	15.50
Los Angeles Area	sq. ft. 000's	118	207	210	156	144	111	31	196	231	57
	% of owned area	5.2%	9.2%	9.3%	6.9%	6.4%	4.9%	1.4%	8.7%	10.2%	2.5%
	Rate per sq. ft.	26.04	26.42	26.71	27.48	30.53	27.04	30.74	23.27	30.27	38.32
New York Area	sq. ft. 000's	627	712	236	201	358	655	470	164	206	278
	% of owned area	9.7%	11.0%	3.7%	3.1%	5.5%	10.1%	7.3%	2.5%	3.2%	4.3%
	Rate per sq. ft.	29.40	29.18	38.95	33.04	34.55	35.96	36.72	50.82	46.42	44.20
Washington D.C. Area	sq. ft. 000's	180	639	283	740	556	556	383	122	173	120
	% of owned area	4.1%	14.4%	6.4%	16.7%	12.5%	12.5%	8.6%	2.8%	3.9%	2.7%
	Rate per sq. ft.	21.09	24.21	30.89	30.59	32.17	28.55	21.56	40.62	25.12	38.78

Total Core Markets	sq. ft. 000's	1,927	3,075	2,315	3,207	2,778	2,138	2,693	2,108	1,543	1,268
	% of owned area	6.2%	10.0%	7.5%	10.4%	9.0%	6.9%	8.7%	6.8%	5.0%	4.1%
	Rate per sq. ft.	$23.01	$24.15	$24.68	$24.48	$25.79	$28.11	$24.95	$29.15	$30.00	$28.01

Secondary Markets
Charlotte	sq. ft. 000's	10	254	181	55	91	519	11	12	0	64
	% of owned area	0.7%	18.6%	13.2%	4.0%	6.7%	37.9%	0.8%	0.9%	0.0%	4.7%
	Rate per sq. ft.	$29.53	$24.67	$24.05	$16.48	$20.40	$13.90	$24.11	$29.57	$—	$31.07
Pittsburgh	sq. ft. 000's	47	126	121	133	149	297	55	122	8	40
	% of owned area	3.2%	8.6%	8.2%	9.1%	10.1%	20.2%	3.7%	8.3%	0.5%	2.7%
	Rate per sq. ft.	16.45	18.85	20.53	20.60	17.77	17.36	21.78	18.25	18.68	18.91
St. Louis	sq. ft. 000's	54	164	29	234	155	14	151	29	0	14
	% of owned area	5.2%	15.8%	2.8%	22.5%	14.9%	1.3%	14.5%	2.8%	0.0%	1.3%
	Rate per sq. ft.	21.16	16.34	16.97	27.94	22.28	19.01	23.68	19.10	—	15.73
Other	sq. ft. 000's	228	352	325	439	502	194	27	10	37	50
	% of owned area	6.4%	9.8%	9.1%	12.3%	14.0%	5.4%	0.8%	0.3%	1.0%	1.4%
	Rate per sq. ft.	17.67	17.73	17.94	19.51	17.61	19.29	19.59	11.01	16.23	15.71

Total Secondary Markets	sq. ft. 000's	339	896	656	861	897	1,024	244	173	45	168
	% of owned area	4.5%	12.0%	8.8%	11.6%	12.0%	13.7%	3.3%	2.3%	0.6%	2.3%
	Rate per sq. ft.	$18.41	$19.60	$20.06	$21.78	$18.73	$15.99	$22.82	$18.76	$16.67	$22.33

Total — Owned Area	sq. ft. 000's	2,266	3,971	2,971	4,068	3,675	3,162	2,937	2,281	1,588	1,436
	% of owned area	5.9%	10.4%	7.7%	10.6%	9.6%	8.2%	7.7%	5.9%	4.1%	3.7%
	Rate per sq. ft.	$22.32	$23.13	$23.66	$23.91	$24.07	$24.19	$24.77	$28.36	$29.63	$27.34

Total Area	sq. ft. 000's	2,477	4,136	3,162	4,342	3,880	3,388	3,294	2,411	1,884	1,731
	% of total area	5.9%	9.9%	7.6%	10.4%	9.3%	8.1%	7.9%	5.8%	4.5%	4.1%
	Rate per sq. ft.	$22.30	$23.97	$24.05	$23.84	$24.65	$24.89	$25.65	$28.39	$31.09	$29.86

(1)	% of owned area expiring represents the percentage in each respective market.

(2)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

Office Portfolio Analysis

Second Quarter 2004	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

Scheduled Quarterly Expirations1,2

(As of June 30, 2004)

		Q3-04	Q4-04	2004	Q1-05	Q2-05	Q3-05	Q4-05	2005
Core Markets
Atlanta	sq. ft. 000's	91	190	281	191	225	70	88	574
	% of owned area	2.0%	4.1%	6.1%	4.1%	4.9%	1.5%	1.9%	12.4%
	Rate per sq. ft.	$20.89	$20.41	$20.57	$19.09	$19.44	$19.02	$21.61	$19.61
Chicago	sq. ft. 000's	35	61	96	125	44	42	8	219
	% of owned area	1.4%	2.5%	3.9%	5.1%	1.8%	1.7%	0.3%	9.0%
	Rate per sq. ft.	29.11	24.94	26.46	29.68	29.70	25.78	34.81	29.12
Dallas	sq. ft. 000's	67	56	123	98	188	38	124	448
	% of owned area	1.4%	1.2%	2.7%	2.1%	4.1%	0.8%	2.7%	9.7%
	Rate per sq. ft.	20.14	12.92	16.85	16.98	17.12	16.98	29.41	20.48
Houston	sq. ft. 000's	392	110	502	40	91	81	64	276
	% of owned area	6.5%	1.8%	8.3%	0.7%	1.5%	1.3%	1.1%	4.6%
	Rate per sq. ft.	16.79	18.71	17.21	22.28	19.62	21.85	20.26	20.81
Los Angeles Area	sq. ft. 000's	98	20	118	41	53	26	87	207
	% of owned area	4.3%	0.9%	5.2%	1.8%	2.3%	1.1%	3.8%	9.2%
	Rate per sq. ft.	26.51	23.73	26.04	22.10	27.11	28.39	27.45	26.42
New York Area	sq. ft. 000's	66	561	627	419	92	154	47	712
	% of owned area	1.0%	8.7%	9.7%	6.5%	1.4%	2.4%	0.7%	11.0%
	Rate per sq. ft.	35.65	28.67	29.40	25.03	35.09	33.89	39.24	29.18
Washington D.C. Area	sq. ft. 000's	167	13	180	45	367	143	84	639
	% of owned area	3.8%	0.3%	4.1%	1.0%	8.3%	3.2%	1.9%	14.4%
	Rate per sq. ft.	20.18	32.72	21.09	26.89	20.50	32.32	25.18	24.21

Total Core Markets	sq. ft. 000's	916	1,011	1,927	959	1,060	554	502	3,075
	% of owned area	3.0%	3.3%	6.2%	3.1%	3.4%	1.8%	1.6%	10.0%
	Rate per sq. ft.	$20.93	$24.89	$23.01	$23.48	$21.58	$27.81	$26.84	$24.15

Secondary Markets
Charlotte	sq. ft. 000's	7	3	10	30	0	194	30	254
	% of owned area	0.5%	0.2%	0.7%	2.2%	0.0%	14.2%	2.2%	18.6%
	Rate per sq. ft.	28.71	31.43	29.53	21.46	—	25.11	25.07	24.67
Pittsburgh	sq. ft. 000's	18	29	47	29	21	35	41	126
	% of owned area	1.2%	2.0%	3.2%	2.0%	1.4%	2.4%	2.8%	8.6%
	Rate per sq. ft.	10.87	19.91	16.45	18.46	18.04	18.16	20.13	18.85
St. Louis	sq. ft. 000's	0	54	54	126	20	12	6	164
	% of owned area	0.0%	5.2%	5.2%	12.1%	1.9%	1.2%	0.6%	15.8%
	Rate per sq. ft.	—	21.16	21.16	15.53	20.17	16.78	19.82	16.34
Other	sq. ft. 000's	152	76	228	44	24	209	75	352
	% of owned area	4.3%	2.1%	6.4%	1.2%	0.7%	5.8%	2.1%	9.8%
	Rate per sq. ft.	17.84	17.33	17.67	19.34	22.11	15.31	22.15	17.73

Total Secondary Markets	sq. ft. 000's	177	162	339	229	65	450	152	896
	% of owned area	2.4%	2.2%	4.5%	3.1%	0.9%	6.0%	2.0%	12.0%
	Rate per sq. ft.	$17.56	$19.33	$18.41	$17.41	$20.20	$19.80	$22.09	$19.60

Total — Owned Area	sq. ft. 000's	1,093	1,173	2,266	1,188	1,125	1,004	654	3,971
	% of owned area	2.9%	3.1%	5.9%	3.1%	2.9%	2.6%	1.7%	10.4%
	Rate per sq. ft.	$20.38	$24.12	$22.32	$22.31	$21.50	$24.22	$25.73	$23.13

Total Area	sq. ft. 000's	1,282	1,195	2,477	1,257	1,133	1,061	685	4,136
	% of total area	3.1%	2.9%	5.9%	3.0%	2.7%	2.5%	1.6%	9.9%
	Rate per sq. ft.	$20.58	$24.15	$22.30	$22.94	$22.23	$25.49	$26.36	$23.97

(1)	% of owned area expiring represents the percentage in each respective market.

(2)	Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

Office Portfolio Analysis

Second Quarter 2004	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

Market Distribution1

	Three Months Ended	Six Months Ended
	30-Jun-04	30-Jun-04
Core Markets:
Atlanta	11%	11%
Chicago	9%	8%
Dallas	8%	9%
Houston	13%	13%
Los Angeles Area	6%	6%
New York Area	24%	24%
Washington D.C. Area	15%	15%

	86%	86%

Secondary Markets:
Charlotte	4%	3%
Pittsburgh	2%	2%
St. Louis	3%	4%
Other	5%	5%

	14%	14%

Total	100%	100%

(1)	Based on property revenues less property expenses.

Top 10 Assets

(As of June 30, 2004)

			% of Net
		% owned area	Rent[1]
Allen Center	Houston, TX	8%	9%
One New York Plaza	New York, NY	6%	8%
The Grace Building (50%)	New York, NY	2%	4%
Newport Tower	Jersey City, NJ	3%	3%
Galleria Towers	Dallas, TX	4%	3%
1411 Broadway (50%)	New York, NY	1%	3%
Ernst & Young Plaza	Los Angeles, CA	3%	3%
Metropolitan Square	St. Louis, MO	3%	3%
Renaissance Tower	Dallas, TX	5%	3%
One Alliance Center	Atlanta, GA	1%	3%

(1)	Based on property revenues excluding termination fees less property expenses.

Office Portfolio Analysis

Second Quarter 2004	(Includes Trizec’s pro rata share of unconsolidated real estate joint ventures and discontinued operations)

Tenant Mix by Industry

(As of June 30, 2004)

Industry	% of owned area
Banking / Securities Brokers	16%
Legal Services	11%
Misc. Business Services	7%
Computers / Communications	7%
Insurance / Non Bank Financial	6%
Oil and Gas	6%
Wholesalers / Retailers	5%
Government	5%
Engineering and Architectural	5%
Transportation	3%

Number of tenants:	2,300
Average remaining lease term (years):	5.4

Top 20 Tenants

(As of June 30, 2004)

		% of Gross
Tenant	% owned area	Rent[1]
Wachovia Securities Financial Holdings	3.7%	4.4%
GSA	2.2%	2.8%
Goldman Sachs	1.5%	2.3%
Devon Energy	1.5%	1.8%
Bank of America	2.1%	1.8%
Continental Airlines	1.9%	1.7%
Ernst & Young	0.9%	1.6%
Fried, Frank, Harris	0.9%	1.5%
Kellogg, Brown & Root	1.3%	1.1%
Jones Apparel Group	0.5%	1.0%
NYC Economic Development	0.7%	0.9%
Time Warner	0.4%	0.9%
Allstate Insurance	0.7%	0.9%
Bryan Cave LLP	0.5%	0.9%
Amerada Hess	0.9%	0.8%
Merrill Lynch	0.5%	0.7%
Wells Fargo Bank	0.9%	0.7%
The Boeing Company	0.7%	0.7%
SI Corporation	0.5%	0.7%
Coudert Brothers	0.3%	0.7%

(1)	Represents current in-place base rents, including expense reimbursements. Excludes straight-line rent.

Lease Stratification

	Occupied		No. of
Lease Size (sq. ft.)	Area[1]	%	Leases[2]	%
0-2,500	1,297,000	3.6%	1,163	41.5%
2,501-5,000	1,884,000	5.2%	519	18.5%
5,001-10,000	3,066,000	8.4%	435	15.5%
10,001-25,000	6,008,000	16.5%	386	13.8%
25,001-50,000	5,803,000	15.9%	170	6.1%
50,001-100,000	4,193,000	11.4%	61	2.2%
100,001 +	14,176,000	39.0%	66	2.4%

Total	36,427,000	100.0%	2,800	100.0%

(1)	Based on total area.

(2)	Represents number of leases in each lease size category, not number of tenants, as some tenants operate under multiple leases.

Property Listing

Second Quarter 2004

Property Listing

(As of June 30, 2004)

		Total area	Owned area
Name (Ownership)[1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]
Atlanta
Interstate North Parkway	Atlanta, GA	955,000	955,000	94.3%
Colony Square	Atlanta, GA	837,000	837,000	82.8%
The Palisades	Atlanta, GA	627,000	627,000	86.8%
Newmarket Business Park	Atlanta, GA	617,000	617,000	92.1%
One Alliance Center	Atlanta, GA	558,000	558,000	98.3%
Lakeside Centre	Atlanta, GA	518,000	518,000	64.8%
Midtown Plaza	Atlanta, GA	504,000	504,000	85.4%

Total — Atlanta	(7 properties)	4,616,000	4,616,000	87.1%

Chicago
Two North LaSalle	Chicago, IL	692,000	692,000	96.9%
10 South Riverside	Chicago, IL	685,000	685,000	89.1%
120 South Riverside	Chicago, IL	685,000	685,000	99.0%
550 West Washington	Chicago, IL	372,000	372,000	95.7%

Total — Chicago	(4 properties)	2,434,000	2,434,000	95.1%

Dallas
Renaissance Tower	Dallas, TX	1,739,000	1,739,000	81.8%
Bank One Center (50%)	Dallas, TX	1,531,000	765,000	80.8%
Galleria Towers I, II and III	Dallas, TX	1,418,000	1,418,000	89.2%
Plaza of the Americas (50%)	Dallas, TX	1,176,000	588,000	81.6%
Park Central I	Dallas, TX	128,000	128,000	74.0%

Total — Dallas	(5 properties)	5,992,000	4,638,000	83.7%

Houston
Allen Center	Houston, TX	3,184,000	3,184,000	85.6%
Cullen Center
Continental Center I	Houston, TX	1,098,000	1,098,000	78.7%
Continental Center II	Houston, TX	449,000	449,000	88.5%
Kellogg Brown & Root Tower (50%)	Houston, TX	1,048,000	524,000	88.1%
500 Jefferson	Houston, TX	390,000	390,000	72.9%
3700 Bay Area Blvd	Houston, TX	399,000	399,000	83.1%

Total — Houston	(6 properties)	6,568,000	6,044,000	83.8%

Los Angeles Area
Ernst & Young Plaza	Los Angeles, CA	1,245,000	1,245,000	83.0%
Marina Towers (50%)	Los Angeles, CA	381,000	191,000	74.0%
Landmark Square	Long Beach, CA	443,000	443,000	86.0%
Shoreline Square	Long Beach, CA	383,000	383,000	85.6%

Total — Los Angeles Area	(4 properties)	2,452,000	2,262,000	83.3%

New York Area
One New York Plaza	New York, NY	2,458,000	2,458,000	99.7%
The Grace Building (50%)	New York, NY	1,518,000	758,000	98.1%
1411 Broadway (50%)	New York, NY	1,151,000	574,000	98.8%
110 William Street	New York, NY	868,000	868,000	97.1%
1065 Ave. of the Americas (99%)	New York, NY	665,000	659,000	82.5%
1460 Broadway (50%)	New York, NY	215,000	107,000	100.0%
Newport Tower	Jersey City, NJ	1,038,000	1,038,000	94.8%

Total — New York Area	(7 properties)	7,913,000	6,462,000	96.5%

Washington, D.C. Area
2000 L Street, N.W.	Washington, D.C.	383,000	383,000	96.9%
Watergate Office Building	Washington, D.C.	261,000	261,000	95.2%
1225 Connecticut, N.W.	Washington, D.C.	217,000	217,000	99.4%
1400 K Street, N.W.	Washington, D.C.	189,000	189,000	66.4%
1250 Connecticut, N.W.	Washington, D.C.	172,000	172,000	93.7%
1250 23rd Street, N.W.	Washington, D.C.	116,000	116,000	100.0%
2401 Pennsylvania	Washington, D.C.	77,000	77,000	93.3%

Washington, D.C.	(7 properties)	1,415,000	1,415,000	92.5%

Bethesda Crescent	Bethesda, MD	269,000	269,000	82.7%
Twinbrook Metro Plaza	Rockville, MD	165,000	165,000	98.8%
Silver Spring Metro Plaza	Silver Spring, MD	688,000	688,000	84.8%
Silver Spring Centre	Silver Spring, MD	216,000	216,000	99.7%

Suburban Maryland	(4 properties)	1,338,000	1,338,000	88.5%

Beaumeade Corporate Park	Ashburn, VA	460,000	460,000	100.0%
Two Ballston Plaza	Arlington, VA	223,000	223,000	51.5%
1550 Wilson Boulevard	Arlington, VA	134,000	134,000	99.1%
1560 Wilson Boulevard	Arlington, VA	128,000	128,000	100.0%
Reston Unisys	Reston, VA	238,000	238,000	100.0%
One Reston Crescent	Reston, VA	185,000	185,000	100.0%
Sunrise Tech Park	Reston, VA	315,000	315,000	78.4%

Northern Virginia	(7 properties)	1,683,000	1,683,000	89.5%

Total — Washington, D.C. Area	(18 properties)	4,436,000	4,436,000	90.2%

Property Listing

Second Quarter 2004

Property Listing

(As of June 30, 2004)

		Total area	Owned area
Name (Ownership)[1]	Location	(sq. ft.)	(sq. ft.)	Occupancy[2]
Charlotte
Bank of America Plaza	Charlotte, NC	891,000	891,000	98.7%
First Citizens Plaza	Charlotte, NC	477,000	477,000	84.6%

Total — Charlotte	(2 properties)	1,368,000	1,368,000	93.8%

Pittsburgh
Gateway Center	Pittsburgh, PA	1,468,000	1,468,000	81.7%

St. Louis
Metropolitan Square	St. Louis, MO	1,041,000	1,041,000	85.5%

Other
250 West Pratt Street	Baltimore, MD	368,000	368,000	78.3%
Bank of America Plaza	Columbia, SC	303,000	303,000	87.2%
1333 Main Street	Columbia, SC	225,000	225,000	83.0%
Borden Building	Columbus, OH	569,000	569,000	71.3%
Northstar Center	Minneapolis, MN	813,000	813,000	60.6%
Capital Center II & III	Sacramento, CA	529,000	529,000	73.5%
Williams Center I & II	Tulsa, OK	770,000	770,000	77.8%

Total — Other	(7 properties)	3,577,000	3,577,000	73.4%

Total — Office Properties	(62 properties)	41,865,000	38,346,000	87.1%

Notes:

(1)	The economic interest of Trizec’s owning entity is 100% unless otherwise noted.

(2)	Occupancy as shown is weighted on owned area.

Mortgage Debt and Other Loans

Second Quarter 2004	(Excluding Trizec’s pro rata share of unconsolidated real estate joint ventures)

Mortgage and Other Debt (As of June 30, 2004)

	Weighted average	Weighted average	Outstanding
	term to maturity	interest rates	balance
			($000's)
Collateralized Property Loans
At fixed rates	4.2 yrs	5.95%	$2,383,875
At variable rates	—	—	—

Total	4.2 yrs	5.95%	$2,383,875
Other Loans
At fixed rates	6.6 yrs	5.96%	$18,927
At variable rates	0.0 yrs	4.00%	21

Total	6.6 yrs	5.95%	$18,948

Total	4.2 yrs	5.95%	$2,402,823

Credit Facilities (As of June 30, 2004)
($000’s)

	Available	Drawn	Undrawn
Operating facilities	$372,739	$0	$372,739

Mortgage and Other Debt Maturities (As of June 30, 2004)
($000’s)

	2004	2005	2006	2007	2008	Beyond	Total
Total maturities	$115,019	72,798	701,012	94,549	674,166	745,279	$2,402,823

Average rate:	7.01%	6.64%	5.46%	6.53%	5.90%	6.15%	5.95%

Financial Ratio Definitions:
(a)	Operating income plus depreciation and amortization, plus provision for loss on real estate and provision for loss on investment, divided by interest expense.

(b)	Operating income plus depreciation and amortization plus provision for loss on real estate and provision for loss on investment, divided by interest expense plus regular amortizations and special dividends.

(c)	Mortgage debt and other loans divided by mortgage debt and other loans plus stockholders’ equity.

Mortgage Debt and Other Loans

Second Quarter 2004

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V2	Date	Rate	Balance	Maturity
(As of June 30, 2004)				($000's)	(Years)

CMBS Transaction
Class A-1 FL	V	15-Apr-06	1.53%	229,819	1.8
Class A-2	F	15-May-11	6.09%	64,321	6.9
Class A-3 FL	V	15-Mar-08	1.62%	236,700	3.7
Class A-3	F	15-Mar-08	6.21%	78,900	3.7
Class A-4	F	15-May-11	6.53%	240,600	6.9
Class B-1 FL	V	15-Apr-06	1.67%	42,901	1.8
Class B-3 FL	V	15-Mar-08	1.77%	43,500	3.7
Class B-3	F	15-Mar-08	6.36%	14,500	3.7
Class B-4	F	15-May-11	6.72%	47,000	6.9
Class C-3	F	15-Mar-08	6.52%	101,400	3.7
Class C-4	F	15-May-11	6.89%	45,600	6.9
Class D-3	F	15-Mar-08	6.94%	106,100	3.7
Class D-4	F	15-May-11	7.28%	40,700	6.9
Class E-3	F	15-Mar-08	7.25%	73,300	3.7
Class E-4	F	15-May-11	7.60%	32,300	6.9

	Pre-swap:		4.67%	1,397,641	4.4

	Post-swap[3,4]:		5.55%	1,397,641	4.4

Renaissance Tower	F	Jan-10	4.98%	92,000	5.5
Ernst & Young Plaza	F	Feb-14	5.07%	119,444	9.6
One New York Plaza	F	May-06	7.27%	233,597	1.8
Newport Tower	F	Nov-04	7.09%	102,954	0.3
2000 L Street, N.W.	F	Aug-07	6.26%	56,100	3.1
Watergate Office Building	F	Feb-07	8.02%	17,317	2.6
1400 K Street, N.W.	F	May-06	7.20%	21,433	1.8
Bethesda Crescent	F	Jan-08	7.10%	32,728	3.5
Bethesda Crescent	F	Jan-08	6.70%	2,712	3.5
Twinbrook Metro Plaza	F	Sep-08	6.65%	16,454	4.2
Two Ballston Plaza	F	Jun-08	6.91%	26,585	3.9
Sunrise Tech Park	F	Jan-06	6.75%	22,992	1.5
Gateway Center	F	Sep-10	8.50%	39,838	6.2
Metropolitan Square	F	Jan-08	7.05%	84,153	3.5
250 West Pratt Street	F	Apr-05	6.77%	28,751	0.8
Bank of America Plaza (Columbia)	F	Mar-05	6.90%	20,103	0.7
One Alliance Center	F	Jul-13	4.78%	69,073	9.0
Revolving Credit Facility	V	Jun-07	0.00%	—	3.0
Other — Fixed	F		5.96%	18,927	6.6
Other — Variable	V		4.00%	21	0.0

Total Consolidated Debt			5.95%	2,402,823	4.2

Bank One Center (50%)	V	Dec-04	5.43%	64,676	0.4
Marina Towers (50%)	F	Aug-07	7.92%	15,239	3.1
The Grace Building (50%)	F	Jul-14	5.54%	190,119	10.0
World Apparel Center (50%)	F	Jul-14	5.50%	109,281	10.0
1460 Broadway (50%)	V	May-05	2.63%	12,475	0.9
Waterview (25%)	V	Sep-04	6.25%	4,500	0.2
Plaza of the Americas (50%)	F	Jul-11	5.12%	34,000	7.0

Unconsolidated Joint Venture Mortgage Debt			5.49%	430,290	7.7

Total Mortgage and Other Debt			5.88%	2,833,113	4.8

(1)	The economic interest of Trizec’s owning entity in the associated asset is 100% unless otherwise noted.

(2)	“F” refers to fixed rate debt, “V” refers to variable rate debt. References to “V” represent the underlying loan, some of which have been fixed through hedging instruments.

(3)	$150 million of the 7-year floating rate tranche of the CMBS loan has been swapped from one-month LIBOR plus various spreads to 6.01% fixed rate.

(4)	$402.9 million of the floating rate tranches of the CMBS loan has been notionally swapped from one-month LIBOR plus various spreads to a fixed rate of 2.67% plus various spreads.

Discontinued Operations

Second Quarter 2004

Properties Designated as Discontinued Operations in 20041

Property	Location	Date Sold
Hollywood & Highland Retail/Hotel	Los Angeles, CA	27-Feb-04
1441 Main Street	Columbia, SC	24-Jun-04
St. Louis Place	St. Louis, MO	30-Jun-04
Lakeside Centre[2]	Atlanta, GA	—
Newmarket Business Park[2]	Atlanta, GA	—
1333 Main Street[2]	Columbia, SC	—
Bank of America Plaza[2]	Columbia, SC	—
Borden Building[2]	Columbus, OH	—
Park Central I2	Dallas, TX	—
3700 Bay Area Blvd	Houston, TX	—
Williams Center I & II2	Tulsa, OK	—

Properties Designated as Discontinued Operations in 2003

Property	Location	Date Sold
Goddard Corporate Park	Lanham, MD	25-Feb-03
Rosslyn Gateway	Arlington, VA	14-Mar-03
Clark Tower	Memphis, TN	6-Aug-03
Esperante Office Building	West Palm Beach, FL	25-Sep-03
Minnesota Center	Minnesota, MN	15-Oct-03
9800 La Cienega	Los Angeles, CA	19-Nov-03
Park Central II	Dallas, TX	15-Dec-03
Desert Passage	Las Vegas, NV	22-Dec-03

Statement of Operations1

($000’s)

	Three Months Ended		Six Months Ended
	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
Property revenue	$13,339	$37,291	$38,939	$80,579
Expenses
Property expenses	6,638	22,488	18,417	43,032
Depreciation and amortization	3,642	8,165	8,500	17,453

Total expenses	$10,280	$30,653	$26,917	$60,485

Interest expense	(1,357)	(4,950)	(4,501)	(13,112)
Interest and other income	22	(48)	3,198	544
Provision for loss on discontinued real estate	(78,271)	(14,592)	(78,271)	(14,592)
Gain on disposition of real estate	(2,788)	—	29,608	8,526

Net Income	$(79,335)	$(12,952)	$(37,944)	$1,460

Property revenue less property expense	$6,701	$14,803	$20,522	$37,547

(1)	For properties that have been designated as Discontinued Operations in 2004, prior year comparatives have been restated to include the results of these properties.

(2)	These properties had impairment charges during the quarter ended June 30, 2004. In addition to these properties, the Company also recognized impairment charges on the following properties that are not designated as Discontinued Operations: Plaza of the Americas, Bank One and Gateway Center.

2004 Acquisition /Disposition Summary

Second Quarter 2004

Dispositions

		Total	Owned	Gross	Property	Sale	Closing
Property	Location	Area	Area	Proceeds[1]	Debt	Proceeds	Date
		(sq. ft.)	(sq. ft.)	($ mil.)	($ mil.)	($ mil.)

151 Front Street West	Toronto, ON	272,000	272,000	$58.9	(20.4)	$38.5	15-Jan-04
Hollywood & Highland Retail	Los Angeles, CA	645,000	645,000	115.0	(140.1)[2]	(25.1)	27-Feb-04
Hollywood & Highland Hotel	Los Angeles, CA	600,000	546,000	86.0	(79.0)[3]	7.0	27-Feb-04
Plaza of the Americas[4]	Dallas, TX	1,176,000	588,000	48.0	—	48.0	18-May-04
1441 Main Street	Columbia, SC	274,000	274,000	27.0	—	27.0	24-Jun-04
St. Louis Place	St. Louis, MO	337,000	337,000	30.2	—	30.2	30-Jun-04

Properties		3,304,000	2,662,000	$365.1	$(239.5)	$125.6

Waterview land[5]	Arlington, VA	NA	NA	$24.8	(11.5)	$13.3	30-Apr
Woodbridge land	Woodbridge, VA	NA	NA	15.4	—	15.4	14-Jun
Other		NA	NA	1.1	—	1.1	10-May

Land and Other		NA	NA	$41.3	(11.5)	$29.8

Total Dispositions		3,304,000	2,662,000	$406.4	(251.0)	$155.4

(1)	Gross proceeds before selling costs

(2)	Does not include purchaser assumed debt of $38.6 million.

(3)	Does not include purchaser assumed debt of $2.5 million and forgiveness of debt of $1.2 million.

(4)	Sold a 50% joint venture interest of the previously wholly owned asset. Retained 50% interest.

(5)	Reduced ownership interest in the joint venture from 80% to 25%.

Appendix A

Second Quarter 2004

Straight-Line Adjustment Summary

	Three Months Ended		Six Months Ended
	30-Jun-04	30-Jun-03	30-Jun-04	30-Jun-03
Continuing Operations	$5,442	$4,867	$10,178	$11,686
Discontinued Operations	82	(846)	696	419
Pro Rata Share of Unconsolidated JV’s	406	427	1,749	1,140

Total	$5,930	$4,448	$12,623	$13,245

Appendix B

Second Quarter 2004

Trizec Properties, Inc.
Financial Information

(See the Financial Information included in Exhibit 99.1 to this Form 8-K.)